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Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
TYCO INTERNATIONAL LTD.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Each of the undersigned officers of Tyco International Ltd. (the "Company") hereby certifies to his knowledge that the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2004 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ EDWARD D. BREEN Edward D. Breen Chief Executive Officer August 12, 2004

/s/ DAVID J. FITZPATRICK David J. FitzPatrick Chief Financial Officer August 12, 2004

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  Exhibit 32